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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): May 11, 2004


                         ANDREA ELECTRONICS CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


      New York                       1-4324                  11-0482020
      --------                       --------                ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)            Identification No.)


                 45 Melville Park Road, Melville, New York 11747
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (631) 719-1800
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      Exhibit 99.1      Press Release Dated May 11, 2004

ITEM 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION
          --------------------------------------------

      On May 11, 2004, Andrea Electronics Corporation (the "Company") issued a press release, a copy of which is attached to this report as Exhibit 99.1, announcing First Quarter 2004 Results.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ANDREA ELECTRONICS CORPORATION


Dated: May 12, 2004                By:/s/ Corisa L. Guiffre
                                      ------------------------------------------
                                      Corisa L. Guiffre
                                      Vice President and Chief Financial Officer



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                                  EXHIBIT 99.1

                        Press Release, dated May 11, 2004